                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                        CENTURY BUSINESS SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                        CENTURY BUSINESS SERVICES, INC.
                  6480 ROCKSIDE WOODS BLVD., SOUTH, SUITE 330
                              CLEVELAND, OH 44131

                                 April 1, 2002

Dear Stockholder:

     We cordially invite you to attend the Annual Meeting of Stockholders of Century Business Services, Inc., which will be held on Friday, May 17, 2002, at 11:00 a.m. EST, at The Embassy Suites Hotel, 5800 Rockside Woods Boulevard North, Independence, Ohio 44131.

     The matters to be considered at the meeting are described in the formal notice and proxy statement on the following pages.

     We encourage your participation at this meeting. Whether or not you plan to attend in person, it is important that your shares be represented at the meeting. Please review the proxy statement and sign, date and return your proxy card in the enclosed envelope as soon as possible.

     If you attend the meeting and prefer to vote in person, your proxy card can be revoked at your request.

     We appreciate your confidence in Century Business Services, Inc. and look forward to the chance to visit with you at the meeting.

                                          Very truly yours,

                                          CENTURY BUSINESS SERVICES, INC.

                                          /s/ Michael G. DeGroote

                                          Michael G. DeGroote, Chairman of the
                                          Board

                        CENTURY BUSINESS SERVICES, INC.
                  6480 ROCKSIDE WOODS BLVD., SOUTH, SUITE 330
                             CLEVELAND, OHIO 44131

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 17, 2002

TO THE STOCKHOLDERS OF CENTURY BUSINESS SERVICES, INC.:

     The Annual Meeting of Stockholders of Century Business Services, Inc. ("Century") will be held on Friday, May 17, 2002, at 11:00 a.m. EST, at The Embassy Suites Hotel, 5800 Rockside Woods Boulevard North, Independence, Ohio 44131, for the following purposes:

     1. To elect a class of two (2) Directors to the Board of Directors of Century with terms expiring at the Annual Meeting in 2005;

     2. To ratify the appointment of KPMG LLP as Century's independent accountants for 2002;

     3. To adopt the Century Business Services, Inc. 2002 Stock Incentive Plan to supersede the Century Business Services, Inc. Amended and Restated 1996 Employee Stock Option Plan; and,

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record on March 25, 2002 will be entitled to vote at the meeting.

     You are cordially invited to attend the Annual Meeting. Your vote is important. WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, YOU ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED. The envelope enclosed requires no postage if mailed within the United States. If you attend the meeting and prefer to vote in person, your proxy card can be revoked at your request.

                                          By Order of the Board of Directors,

                                          /s/ Michael W. Gleespen

                                          Michael W. Gleespen, Corporate
                                          Secretary

Cleveland, Ohio
April 1, 2002

             PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT
                IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
Voting Rights and Solicitation..............................     3
Proposal No. 1 -- Election of Directors.....................     4
Proposal No. 2 -- Ratification of Appointment of Independent
  Accountants...............................................     5
Proposal No. 3 -- Approval of the Century Business Services,
  Inc. 2002 Stock Incentive Plan............................     6
Security Ownership of Certain Beneficial Owners and
  Management................................................    12
Report of the Compensation Committee on Executive
  Compensation..............................................    14
Report of the Audit Committee...............................    16
Executive Compensation......................................    18
Certain Relationships and Related Transactions..............    21
Stockholder Return Performance Presentation.................    22
Section 16(a) Beneficial Ownership Reporting Compliance.....    22
Stockholder Proposals.......................................    23
Expenses of Solicitation....................................    23
Other Matters...............................................    23

                        CENTURY BUSINESS SERVICES, INC.

                                PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Century Business Services, Inc. ("Century") of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, May 17, 2002, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The mailing of this proxy statement and accompanying form of proxy to stockholders will commence on or about April 1, 2002.

                         VOTING RIGHTS AND SOLICITATION

     Shares represented by properly executed proxies received on behalf of Century will be voted at the meeting in the manner specified therein. If no instructions are specified in a proxy returned to Century, the shares represented thereby will be voted in favor of the election of the directors listed in the enclosed proxy, in favor of the appointment of KPMG LLP as independent accountants for 2002 and in favor of the approval of the Century Business Services, Inc. 2002 Stock Incentive Plan to supersede the Century Business Services, Inc. Amended and Restated 1996 Employee Stock Option Plan. Any proxy may be revoked by the person giving it at any time prior to being voted by attendance at the meeting or submitting a subsequently signed and dated proxy.

     Mr. Michael G. DeGroote and Mr. Harve A. Ferrill are designated as proxy holders in the proxy card. They will vote for the election as directors of Joseph S. DiMartino and Mr. Richard C. Rochon, who have been proposed by the Board of Directors, for the ratification of the appointment of KPMG LLP as Century's independent accountants for 2002 and for the approval of the Century Business Services, Inc. 2002 Stock Incentive Plan to supersede the Century Business Services, Inc. Amended and Restated 1996 Employee Stock Option Plan. If any other matters are properly presented at the Annual Meeting for consideration, the proxy holders will have discretion to vote on such matters in accordance with their best judgment. The Board of Directors knows of no other matters to be presented at the meeting.

     The Board of Directors established March 25, 2002 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. On the record date, Century had 95,513,623 shares of voting common stock issued and outstanding. The common stock is the only class of capital stock Century has outstanding. Only stockholders of record at the close of business on the record date will be entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each matter presented. The holders of a majority of the total shares issued and outstanding, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

     Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present for the transaction of business. Abstentions are counted in tabulations, but not as an affirmative vote, of the votes cast on proposals presented to stockholders. Broker non-votes, on the other hand, are not counted for purposes of determining whether a proposal has been approved. The affirmative vote of the holders of a majority of the votes cast at the meeting is necessary for the election of directors and for approval of any other matter scheduled for vote.

                             ELECTION OF DIRECTORS
                     PROPOSAL NO. 1 (ITEM 1 ON PROXY CARD)

     Century's Certificate of Incorporation divides the Board of Directors into three classes of directors, with one class to be elected for a three-year term at each annual meeting of stockholders. The Board of Directors currently consists of six members, with two members' terms expiring at this Annual Meeting. If elected at the Annual Meeting, the nominees listed below will serve until the Annual Meeting of Stockholders in 2005, or until their successors are duly elected and qualified. All other directors will continue as such for the term to which they were elected. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of another person as may be nominated by the Board of Directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR the election of the nominees for election as directors listed below.

                        DIRECTORS STANDING FOR ELECTION

                                                                            EXPIRATION OF
                                                                              PROPOSED
                            NAME                              AGE   SINCE       TERM
                            ----                              ---   -----   -------------
Joseph S. DiMartino.........................................  58    1997          2005
Richard C. Rochon...........................................  44    1996          2005

                         DIRECTORS WHOSE TERMS CONTINUE

                                                                           EXPIRATION OF
                           NAME                              AGE   SINCE   CURRENT TERM
                           ----                              ---   -----   -------------
Michael G. DeGroote........................................  68    1995        2003
Harve A. Ferrill...........................................  69    1996        2003
Rick L. Burdick............................................  50    1997        2004
Steven L. Gerard...........................................  56    2000        2004

     Set forth below is biographical information for the individuals nominated to serve as directors and each person whose term of office as a director will continue after the Annual Meeting.

NOMINEES FOR DIRECTORS

     Joseph S. DiMartino has served as a Director of Century since November 1997, when he was elected as an outside director. Mr. DiMartino has been Chairman of the Board of The Dreyfus Family of Mutual Funds since January 1995. Mr. DiMartino served as President, Chief Operating Officer and Director of The Dreyfus Corporation from October 1982 until December 1994 and also served as a director of Mellon Bank Corporation. Mr. DiMartino also serves on the Boards of Directors of Quikcat.com, Plan Vista Corporation, The Newark Group, Carlyle Industries, Inc. and the Muscular Dystrophy Association.

     Richard C. Rochon has served as a Director of Century since October 1996, when he was elected as an outside director. Mr. Rochon is Chairman and CEO of Royal Palm Capital Partners, a private investment and management fund. From 1985 to February 2002, Mr. Rochon served in various capacities with, and most recently as President of, Huizenga Holdings, Inc., a management and holding company owned by H. Wayne Huizenga. Mr. Rochon also has served as a director, since September 1996, and as Vice Chairman since April 1997, of Boca Resorts, Inc., an owner and operator of luxury resort properties in South Florida. Mr. Rochon also serves on the Board of Directors of Citizens Bancshares of South Florida. From 1979 until 1985 Mr. Rochon was employed as a certified public accountant by the public accounting firm of Coopers & Lybrand, L.L.P.

CONTINUING DIRECTORS

     Michael G. DeGroote has served as Chairman of the Board of Directors of Century since April 1995. Mr. DeGroote also served as Chief Executive Officer and President of Century from April 1995 to October 1996 and from November 1997 to April 1999. From April 1999 to October 2000, Mr. DeGroote served as Chief Executive Officer. Mr. DeGroote served as Chairman of the Board, President and Chief Executive Officer of Republic Industries, Inc., now known as AutoNation, Inc., from May 1991 until August 1995. Mr. DeGroote founded Laidlaw Inc., a Canadian waste services and transportation company in 1959. In 1988, Mr. DeGroote sold his controlling interest in Laidlaw to Canadian Pacific Limited. Mr. DeGroote served as President and Chief Executive Officer of Laidlaw from 1959 until 1990. Mr. DeGroote currently serves on the Board of Directors of AutoNation, Inc.

     Harve A. Ferrill has served as a Director of Century since October 1996, when he was elected as an outside director. Mr. Ferrill served as Chief Executive Officer and Chairman of Advance Ross Corporation, a company that provides tax-refunding services, from 1992 to 1996. Mr. Ferrill served as President of Advance Ross Corporation from 1990 to 1992. Since 1996 Advance Ross Corporation has been a wholly-owned subsidiary of Cendant Corporation. Mr. Ferrill has served as President of Ferrill-Plauche Co., Inc., a private investment company, since 1982.

     Rick L. Burdick has served as a Director of Century since October 1997, when he was elected as an outside director. Mr. Burdick has been a partner at the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P. since April 1988. Mr. Burdick also serves on the Board of Directors of AutoNation, Inc.

     Steven L. Gerard was appointed Chief Executive Officer and Director on October 12, 2000. Mr. Gerard was Chairman and CEO of Great Point Capital, Inc., a provider of operational and advisory services from 1997 to October 2000. From 1991 to 1997, he was Chairman and CEO of Triangle Wire & Cable, Inc. and its successor, Ocean View Capital, Inc. Mr. Gerard's prior experience includes 16 years with Citibank, N.A. in various senior corporate finance and banking positions, including ultimately Senior Managing Director, responsible for the risk management of Citibank's commercial and investment banking activities in the United States, Europe, Australia and Japan. Further, Mr. Gerard served seven years with the American Stock Exchange, where he last served as Vice President of the Securities Division. Mr. Gerard also serves on the Boards of Directors of The Fairchild Corporation, Lennar Corporation, Joy Global, Inc. and Timco Aviation Services, Inc.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                     PROPOSAL NO. 2 (ITEM 2 ON PROXY CARD)

     The Board of Directors, upon recommendation of the Audit Committee, has approved and recommends the appointment of KPMG LLP, independent accountants, to audit the consolidated financial statements of Century and its subsidiaries for the year ending December 31, 2002. This appointment was made subject to the approval of Century's stockholders. KPMG LLP has been serving Century in this capacity since 1997. Century has been advised that no member of KPMG LLP has any direct financial interest or material indirect financial interest in Century or any of its subsidiaries or, during the past three years, has had any connection with Century or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Century has been advised that no other relationship exists between KPMG LLP and Century that impairs KPMG LLP's status as independent accountants with respect to Century within the meaning of the Federal securities laws administered by the Securities and Exchange Commission and the requirements of the Independence Standards Board.

     Representatives of KPMG LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if they so desire, and respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR the ratification by the stockholders of this appointment.

     APPROVAL OF CENTURY BUSINESS SERVICES, INC. 2002 STOCK INCENTIVE PLAN
                     PROPOSAL NO. 3 (ITEM 3 ON PROXY CARD)

     Stockholders are being asked to approve the adoption of the Century Business Services, Inc. 2002 Stock Incentive Plan (the "Stock Incentive Plan"), which amends and restates, and, for future grants, supersedes the Century Business Services, Inc. 1996 Amended and Restated Employee Stock Option Plan (the "Prior Plan"), The new Stock Incentive Plan is necessary to give Century more flexibility in the methods available to reward employee performance, while maintaining the tax deductibility of this compensation as a business expense under Section 162(m) of the Internal Revenue Code. The Stock Incentive Plan would allow Century to continue to award incentive stock options (ISOs) and nonqualified stock options comparable to those awarded under the 1996 Amended and Restated Employee Stock Option Plan. In addition, the Century would be permitted to award stock appreciation rights (SARs), performance awards, and other stock-based awards.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR the adoption of the Century Business Services, Inc. 2002 Stock Incentive Plan.

DESCRIPTION OF THE PLAN

     The material features of the Stock Incentive Plan are summarized below. This summary is qualified by reference to the full text of the Stock Incentive Plan attached as Appendix A to this proxy statement. The Stock Incentive Plan is intended to promote the long-term growth and profitability of Century and its subsidiaries by providing directors, officers, employees, independent contractors and consultants of, and individuals who have accepted an offer of employment with, Century and its subsidiaries and affiliates with incentives to maximize stockholder value and otherwise contribute to the success of Century. Grants of ISO's, nonqualified stock options, SARs, performance awards, and other stock-based awards, or any combination of the foregoing, may be made under the Stock Incentive Plan at the discretion of the Compensation Committee.

     PRESERVATION OF AWARDS UNDER CENTURY BUSINESS SERVICES, INC. 1996 AMENDED AND RESTATED EMPLOYEE STOCK OPTION PLAN. Stock option awards made pursuant to the currently effective Century Business Services, Inc. 1996 Amended and Restated Employee Stock Option Plan shall continue in effect, pursuant to the terms effective at the time of their granting, and in accordance with the terms of that plan.

     PERSONS ELIGIBLE FOR GRANTS. Directors, officers, employees, independent contractors and consultants of, and individuals who have accepted an offer of employment with, the Century and its subsidiaries and affiliates are eligible to participate in the Stock Incentive Plan.

     TERM OF PLAN. The Stock Incentive Plan is designed to remain in effect for ten years.

     ADMINISTRATION. The Stock Incentive Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors.

     AVAILABLE SHARES. Subject to adjustments for stock splits, stock dividends, or other changes in corporate capitalization, the Stock Incentive Plan provides that the maximum number of shares of Common Stock that may be delivered to participants under the Stock Incentive Plan is 15,000,000, which shall include those shares that are available for grant under the Prior Plan. The Plan provides a limitation that provides that no participant may be granted stock options, SARs, and/or other stock-based awards (other than dividend equivalents) covering in excess of 1,000,000 shares of Common Stock in a fiscal year. Shares subject to an award under the Stock Incentive Plan may be either authorized but unissued shares or treasury shares. If any award is forfeited, or terminates, expires or lapses without being exercised, or is cashed out, or if an award is exercised for, or is settled with, cash, any shares of Common Stock subject to such awards will again be available for distribution in connection with awards under the Stock Incentive Plan.

     STOCK OPTIONS. Stock options, which may be "incentive stock options" (within the meaning of Section 422 of the Internal Revenue Code) or nonqualified stock options, as designated by the Committee and specified in the option agreement setting forth the terms and provisions of the options, may be granted alone or in addition to other awards granted under the Stock Incentive Plan.

     Option Term. The term of each stock option will be fixed by the Committee, but no incentive stock option shall be exercisable more than 6 years after the date it is granted. Stock options granted under the existing 1996 Amended and Restated Employee Stock Option Plan cannot have a term of more than 6 years.

     Option Price. The exercise price per share of Common Stock purchasable under a stock option will be determined by the Committee, but will not be less than the greater of the par value or the fair market value of the Common Stock on the date of grant.

     Exercise. Except as otherwise provided in the Stock Incentive Plan, stock options will be exercisable at the time or times and subject to the terms and conditions determined by the Committee. With respect to any stock option subject to delayed vesting, the Committee may at any time waive any installment exercise provisions or otherwise accelerate the exercisability of the stock option. A participant exercising an option may pay the exercise price in cash or, if approved by the Committee, with previously acquired shares of Common Stock or a combination of cash and such stock. The Committee, in its discretion, may allow the cashless exercise of options through the use of a broker-dealer or for payment of the exercise price by withholding from the shares issuable upon exercise a number of shares having a fair market value on the date of exercise equal to the aggregate exercise price, and may allow for the grant of reload options to optionees who exercise options and pay the exercise price (and any applicable withholding amounts) by delivering previously owned shares of stock. Unless otherwise determined by the Committee, a reload option will have the same terms as the option being exercised, except that a reload option will always be a nonqualified stock option, will have an option price equal to the fair market value of the Common Stock on the date the reload option is granted, will expire the same date as the expiration date of the option to which the reload relates, and will vest and become exercisable six months following the date of grant of the reload option. The Committee may also provide for loans to be made by Century for the purpose of the exercise of stock options.

     The Stock Incentive Plan contains provisions, which apply unless otherwise determined by the Committee, regarding the exercisability of options held by optionees whose employment with Century terminates by reason of death, disability, retirement, or otherwise.

     The Plan provides that the Committee may elect to cash out all or part of the shares of Common Stock for which a stock option is being exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the fair market value of such shares over their aggregate exercise price on the effective date of the cash-out. The Committee may also establish procedures permitting an optionee to elect to defer to a later time the receipt of shares issuable upon the exercise of a stock option and/or to receive cash at such later time in lieu of the deferred shares.

  OTHER AWARDS

     Stock Appreciation Rights. SARs may be granted independently or in conjunction with all or part of any stock option granted under the Stock Incentive Plan. A stock appreciation right unrelated to an option will terminate in accordance with the terms of its award by the Compensation Committee. Upon exercise, a stock appreciation right unrelated to an option permits the awardee to receive cash in an amount determined by multiplying the appreciation value of a share of common stock by the number of stock appreciation rights being exercised. A tandem stock appreciation right will terminate and will no longer be exercisable upon the termination or exercise of the related stock option. A tandem stock appreciation right may be exercised by an optionee, at the time or times and to the extent the related stock option is exercisable, by surrendering the applicable portion of the related stock option in accordance with procedures established by the Committee. Upon exercise, a tandem stock appreciation right permits the optionee to receive cash, shares of Common Stock, or a combination of cash or stock, as determined by the Committee. The amount of cash or the value of the shares is equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the per share exercise price of the related stock option, multiplied by the number of shares with respect to which the stock appreciation right is exercised.

     Performance Awards. Performance awards may be awarded either alone or in addition to other awards granted under the Stock Incentive Plan. A performance award is the right, upon attainment of specified goals, to receive shares of Common Stock, cash (including cash bonuses) or a combination of such shares and cash. The Committee will determine the eligible persons to whom and the time or times at which performance awards will be awarded, the amount of cash or number of shares of stock that can be awarded to any eligible individual, the duration of the award cycle and any other terms and conditions of the award, in addition to those contained in the Stock Incentive Plan. Each award will be confirmed by and subject to the terms of a performance award agreement unless the Committee prescribes a different form of documentation. Performance awards may be granted subject to the attainment of performance goals and/or the continued service of the participant. The Plan contains a limitation that provides that over any period of five fiscal years of Century, the sum of the cash and the fair market value of any shares of Common Stock paid or issued to a recipient pursuant to Qualified Performance-Based Awards, may not exceed 10% of the reported EBITDA of Century and its affiliates for such five-year period. A Qualified Performance-Based Award is a performance award designated as such by the Committee at the time of grant, based upon a determination that (1) the recipient is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Internal Revenue Code in the year in which Century would expect to be able to claim a tax deduction in respect to such performance awards and
(2) the Committee intends that such award qualify for the exemption from the limitation on deductibility of compensation with respect to any covered employee imposed by Section 162(m) of the Internal Revenue Code.

     Except to the extent otherwise provided in the applicable performance award agreement or the Stock Incentive Plan, all rights to receive cash or stock in settlement of performance awards will be forfeited upon a participant's termination of employment for any reason during the award cycle or before any applicable performance goals are satisfied, unless the Committee, in its discretion, waives any or all remaining payment limitations (other than, in the case of performance awards that are Qualified Performance-Based Awards, satisfaction of the applicable performance goals unless the participant's employment is terminated by reason of death or disability) with respect to such participant's performance awards.

     Other Stock-Based Awards. Other awards of Common Stock and other awards that are valued by reference to, or otherwise based upon, Common Stock, including (without limitation) restricted shares of Common Stock, dividend equivalents and convertible debentures, may also be granted under the Stock Incentive Plan, either alone or in conjunction with other awards.

     The Committee may also grant to a participant receiving an award under the Stock Incentive Plan the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the award results in compensation income to the participant, for the purpose of assisting the participant to pay the resulting taxes.

     The Committee, in its sole discretion, may prescribe the terms or conditions and/or other restrictions for the vesting or settlement of such other awards.

     TRANSFERABILITY OF OPTIONS AND SARS. Options and SARs are nontransferable other than by will or the laws of descent and distribution or, in the case of a nonqualified stock option, as otherwise expressly permitted by the Committee, including pursuant to a gift to members of the holder's immediate family. The gift may be made directly or indirectly or by means of a trust or partnership or otherwise. Stock options and SARs may be exercised only by the optionee, any such permitted transferee or a guardian, legal representative or beneficiary.

     CHANGE IN CONTROL. The Committee may provide in the terms of the grant that, in the event of a change in control (as defined in the Stock Incentive
Plan), any option or stock appreciation right that is not then exercisable and vested will become fully exercisable and vested and performance awards will be deemed earned and payable in full in cash.

     AMENDMENTS AND TERMINATION. The Stock Incentive Plan will terminate on May 16, 2012, the day before the tenth anniversary of its effective date. The Board of Directors may at any time amend, alter, or discontinue the Stock Incentive Plan, but may not impair the rights of a holder of outstanding awards without the holder's consent, except for an amendment made to comply with applicable law, stock exchange rules or accounting rules. No amendment may be made without the approval of Century's stockholders if such amendment has the effect of changing the number of shares of Common Stock available for issuance under the Plan or changing the identity of persons eligible to receiver awards, or to the extent such approval is required by applicable law or stock exchange rules. The Committee may amend the terms of any outstanding stock option or other award, but no such amendment may cause an award that is intended to qualify for the
Section 162(m) exemption to cease to qualify for such exemption or impair the rights of any holder without the holder's consent, except an amendment made to cause the Stock Incentive Plan or award to comply with applicable law, stock exchange rules or accounting rules. In the event an award is granted to an individual who is employed outside the United States and who is not compensated from a payroll maintained in the United States, the Committee may, in its sole discretion, modify the provisions of the Stock Incentive Plan as they pertain to such individual to comply with applicable foreign law.

     DIRECTOR STOCK OPTIONS. Each non-employee director of Century is automatically granted 50,000 nonqualified stock options on the first day after his or her first election as a director and 5,000 nonqualified stock options on the day after each annual meeting of stockholders. The option exercise price for such options is the fair market value of the stock on the date of grant.

     FEDERAL INCOME TAX CONSEQUENCES. The following is a brief summary of the federal income tax rules relevant to participants in the Stock Incentive Plan, based upon the Internal Revenue Code as currently in effect. These rules are highly technical and subject to change in the future. Because federal income tax consequences will vary as a result of individual circumstances, the participant should consult the participant's personal tax advisor with regards to the tax consequences of participating in the Stock Incentive Plan. Moreover, the following summary generally relates only to the participant's federal income tax treatment, and the state, local and foreign tax consequences may be substantially different.

     Options. Stock options granted under the Stock Incentive Plan may be either nonqualified stock options or incentive stock options for federal income tax purposes.

     Nonqualified Stock Options Generally, the optionee does not recognize any taxable income at the time of grant of a nonqualified stock option. Upon the exercise of the nonqualified option, the optionee will recognize ordinary income, subject to wage and employment tax withholding, equal to the excess of the fair market value of the Common Stock acquired as of the date of exercise over the exercise price. Century will be entitled to a deduction equal to the ordinary income. The optionee will have a capital gain or loss upon the subsequent sale of the stock in an amount equal to the sale price less the fair market value of the Common Stock on the date of exercise. The capital gain or loss will be long- or short-term depending on whether the stock was held for more than one year after the exercise date. Century will not be entitled to a deduction for any capital gain realized. Capital losses on the sale of Common Stock acquired upon an option's exercise may be used to offset capital gains. If capital losses exceed capital gains, then up to $3,000 of the excess losses may be deducted from ordinary income. Remaining capital losses may be carried forward to future tax years.

     The exercise of a nonqualified stock option through the delivery of previously acquired shares of Common Stock will generally be treated as a non-taxable, like-kind exchange as to the number of shares surrendered and the identical number of shares received under the option. That number of shares will take the same basis and, for capital gains purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange that are in excess of the number given up will be includible as ordinary income to the optionee at the time of the exercise. The excess shares will have a new holding period for capital gain purposes and a basis equal to the value of such shares determined at the time of exercise. Neither the optionee nor the transferee will realize taxable income at the time of a non-arm's-length transfer of a nonqualified stock option as a gift. Upon the subsequent exercise of the option by the transferee, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price. Upon a subsequent disposition of the shares by the transferee, the transferee will generally realize short-term or long-term capital gain or loss, with the basis for computing such gain or loss equal to the fair market value of the stock at the time of exercise.

     Incentive Stock Options. Generally, the optionee will not recognize any taxable income at the time of grant or exercise of an option that qualifies as an incentive option under Section 422 of the Internal Revenue Code. However, the excess of the stock's fair market value at the time of exercise over the exercise price will be included in the optionee's alternative minimum taxable income as an item of adjustment and thereby may cause the optionee to be subject to an alternative minimum tax.

     In order to qualify for the incentive option tax treatment described in the preceding paragraph, the optionee must generally be employed Century or a parent or subsidiary corporation (as defined in the Internal Revenue Code) continuously from the time of the option's grant until three months before the option's exercise, and the optionee must not sell the shares until the later of at least one year after the option's exercise date and two years after its grant date (a "Qualifying Disposition"). If the optionee does not satisfy these conditions, the optionee will recognize taxable ordinary income when the optionee sells the shares in an amount equal to the difference between the option exercise price and the lesser of (i) the fair market value of the stock on the exercise date and (ii) the sale price. If the sale price exceeds the fair market value on the exercise date, the excess will be taxable to the optionee as long-term or short-term capital gain, depending on whether the optionee held the stock for more than one year.

     To the extent that the aggregate fair market value of the stock with respect to which incentive stock options are exercised for the first time by an optionee during any calendar year exceeds $100,000, the options will be treated as non-qualified stock options for tax purposes.

     Century will not be entitled to any deduction by reason of the grant or exercise of the incentive option or the sale of stock received upon exercise after the required holding period has been satisfied. If the optionee does not satisfy the required holding period before selling the shares and consequently recognizes ordinary income, Century will be allowed a deduction corresponding to the optionee's ordinary income.

     The exercise of an incentive stock option through the exchange of previously acquired stock will generally be treated in the same manner as such an exchange would be treated in connection with the exercise of a nonqualified stock option; that is, as a non-taxable, like-kind exchange as to the number of shares given up and the identical number of shares received under the option. That number of shares will take the same basis and, for capital gain purposes, the same holding period as the shares that are given up. However, such holding period will not be credited for purposes of the one-year holding period after exercise that is required for the new shares to receive incentive stock option tax treatment. Shares received in excess of the number of shares given up will have a new holding period and will have a basis of zero or, if any cash was paid as part of the exercise price, the excess shares received will have a basis equal to the amount of the cash. If a disqualifying disposition (a disposition before the end of the required holding period) occurs with respect to any of the shares received from the exchange, it will be treated as a disqualifying disposition of the shares with the lowest basis. If the exercise price of an incentive stock option is paid with shares of stock of Century acquired through a prior exercise of an incentive stock option, gain will be realized on the shares given up (and will be taxed as ordinary income) if those shares have not been held for the minimum incentive stock option holding period (two years from the date of grant and one year from the date of transfer), but the exchange will not affect the tax treatment, as described above of the shares received upon exercise.

     Transfer of Option to Family Member. The Stock Incentive Plan permits transfers of nonqualified stock options to participants' immediate family members (as defined in the Plan), although incentive options are not allowed to be transferred to family members other than by will or the laws of descent and distribution. The optionee will not recognize taxable income if the optionee transfers a nonqualified stock option to a member of the optionee's family. However, when the transferee of the option exercises the option, the optionee will recognize ordinary income, subject to wage and employment tax withholding, equal to the excess of the fair market value of the Common Stock acquired by the transferee of the option on the date of exercise over the exercise price. Century will be entitled to a deduction equal to the ordinary income. The transferee of the option will have a capital gain or loss upon a subsequent sale of the stock in an amount equal to the sale price less the fair market value of the stock on the date the option was exercised. Any capital gain recognized by the transferee will be long-term capital gain if the transferee has held the stock for more than one year after the exercise date.

     SARs. The optionee will be subject to ordinary income tax, and wage and employment tax withholding, upon the exercise of a stock appreciation right, or "SAR". Upon the exercise of an SAR, the optionee will recognize ordinary income equal to the fair market value of the Common Stock, and the amount of any cash, received on the exercise date. Century will be entitled to a corresponding deduction equal to the amount of ordinary income that the optionee recognizes. Upon the sale of Common Stock acquired upon exercise of an SAR, the optionee will recognize long- or short-term capital gain or loss, depending on whether the optionee has held the stock for more than one year from the date of exercise.

     Performance Awards. The optionee will not recognize taxable income at the time a performance award is granted, but the optionee will recognize ordinary income, and be subject to wage and employment tax withholding, upon the receipt of Common Stock and/or cash at the settlement of the award at the end of the applicable award cycle. Century will be entitled to claim a corresponding deduction, subject to the discussion of Section 162(m) below.

     A participant who has been granted an award of restricted Common Stock will generally not realize taxable income at the time of grant, and Century will not be entitled to a deduction at that time, assuming that the shares are nontransferable and the restrictions constitute a "substantial risk of forfeiture" for federal income tax purposes. Upon the vesting of shares subject to such an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and Century will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the holder during the restriction period will also be compensation income to the participant and deductible as such by Century.

     A participant may elect pursuant to section 83(b) of the Internal Revenue Code to have the income from restricted stock recognized and measured (without regard to the restrictions) at the date of grant of restricted stock or securities and to have the applicable capital gain holding period commence as of that date.

     If a participant is granted an award of stock that is either transferable or is not subject to a substantial risk of forfeiture for federal income tax purposes, the participant will realize ordinary income in an amount equal to the fair market value of the shares at such time, and Century will be entitled to a corresponding deduction.

     Withholding Taxes. Because the amount of ordinary income the optionee recognizes with respect to the receipt or exercise of an award may be treated as compensation that is subject to applicable withholding of federal, state and local income taxes and employment taxes, Century may require the optionee to pay the amount required to be withheld by Century before delivering to the optionee any shares received under the Stock Incentive Plan. Arrangements for payment may include deducting the amount of any withholding or other tax due from other compensation, including salary or bonus, otherwise payable to the optionee.

     Pursuant to the Plan, Century may also deduct, from any payment or distribution of shares under the plan, the amount of any tax required by law to be withheld with respect to such payment, or may require the participant to pay such amount to Century prior to, and as a condition of, making such payment or distribution. Subject to rules and limitations established by the Committee, the participant may elect to satisfy the withholding required, in whole or in part, either by having Century withhold shares of Common Stock from any payment under the plan or by the participant delivering shares of Common Stock to Century. The portion of the withholding that is so satisfied will be determined using the fair market value of the Common Stock on the date when the amount of taxes to be withheld is determined.

     The use of shares of Common Stock to satisfy any withholding requirement will be treated, for federal income tax purposes, as a sale of such shares for an amount equal to the fair market value of the stock on the date when the amount of taxes to be withheld is determined. If previously owned shares of Century Common Stock are delivered by a participant to satisfy a withholding requirement, the disposition of such shares would result in the recognition of gain or loss by the participant for tax purposes, depending on whether the basis in the delivered shares is less than or greater than the fair market value of the shares at the time of disposition.

     Section 162(m) Deduction Limitation. Section 162(m) of the Internal Revenue Code generally provides that a publicly held corporation will not be allowed a deduction for employee compensation paid for the taxable year to its chief executive officer or to its four highest compensated officers other than the chief executive officer (each, a "Covered Employee") to the extent that such compensation with respect to any such Covered Employee exceeds $1,000,000. However, any compensation that qualifies as "performance-based compensation" is not subject to this deduction limitation. Century believes that all nonqualified stock options and SARs awarded pursuant to the Stock Incentive Plan will qualify as performance-based compensation, and the compensation attributable to such awards will not, in the taxable year of exercise, be considered part of any non-performance-based compensation that is subject to the $1,000,000 deduction limitation. Performance awards and other awards will qualify as performance-based compensation only to the extent that such awards are made subject to vesting restrictions that are conditioned on the attainment of Century performance goals or objectives that are generically described in the Plan and such awards satisfy other requirements under Section 162(m). Century believes that Qualified Performance-Based Awards will qualify as performance-based compensation, as described above. However, any other award made under the Plan that is not subject to vesting or other restrictions that require the attainment of a corporation performance goal that is generically described in the Plan and associated with such award will not qualify as performance-based compensation, and amounts of compensation attributable to such awards will be added, in the year otherwise deductible, to all other components of compensation that are subject to the deduction limitation.

     Change In Control. Any acceleration of the vesting or payment of awards under the Stock Incentive Plan in the event of a change in control of Century may cause part or all of the consideration involved to be treated as an "excess parachute payment" under Section 280G of the Internal Revenue Code, which may subject the participant to a 20% excise tax and which may not be deductible by Century.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

     The following table shows the beneficial ownership of Century common stock as of March 11, 2002, by (1) each person known by Century to own beneficially 5% or more of Century's common stock, (2) each director, (3) each executive officer named in the Summary Compensation Table (see "Executive Compensation") and (4) all directors and executive officers of Century as a group.

                                                               AMOUNT AND
                                                               NATURE OF
                      NAME AND ADDRESS                         BENEFICIAL    PERCENT
                   OF BENEFICIAL OWNER(1)                     OWNERSHIP(2)   OF CLASS
                   ----------------------                     ------------   --------
Michael G. DeGroote(3)......................................   14,613,138(4)  15.30%
Huizenga Investments L.P.(5)................................    5,422,222(6)   5.68%
Steven L. Gerard............................................      594,996(7)      *
Rick L. Burdick.............................................      114,034(8)      *
Joseph S. DiMartino.........................................      140,000(9)      *
Harve A. Ferrill............................................      112,500(10)     *
Richard C. Rochon...........................................      160,555(11)     *
Douglas R. Gowland..........................................      398,500(12)     *
Jerome P. Grisko, Jr. ......................................      168,800(13)     *
Ware H. Grove...............................................       81,000(14)     *
Leonard Miller..............................................      127,644(15)
Robert A. O'Byrne...........................................      319,710(16)     *
All directors and executive officers as a group (12
  persons)..................................................   16,830,877     17.62%
Total Shares Outstanding 95,513,623

---------------

*  Less than 1%

 (1) Except as otherwise indicated in the notes below, the mailing address of each entity, individual or group named in the table is 6480 Rockside Woods Boulevard, South, Suite 330, Cleveland, OH 44131, and each person named has sole voting and investment power with respect to the shares of common stock beneficially owned by such person.

 (2) Share amounts and percentages shown for each person in the table include shares of common stock that are not outstanding but may be acquired upon exercise of all options and warrants exercisable within 60 days of March 25, 2002.

 (3) Mr. Michael G. DeGroote beneficially owns his shares of common stock through Westbury (Bermuda) Ltd., a Bermuda corporation controlled by him. Westbury (Bermuda) Ltd. is located at Victoria Hall, 11 Victoria Street, P.O. Box HM 1065, Hamilton, HMEX Bermuda.

 (4) Consists of 14,558,138 shares of common stock owned of record by Westbury (Bermuda) Ltd., and options to purchase 55,000 shares of common stock granted to Mr. DeGroote under the Century Employee's Stock Option Plan (the "Century Option Plan") that are exercisable within 60 days of March 25, 2002.

 (5) Based upon information filed with the Securities and Exchange Commission
     Schedule 13G, filed August 31, 1998, the address of Huizenga Investments Limited Partnership, a limited partnership controlled by Mr. H. Wayne Huizenga, is 450 E. Las Olas Blvd., Suite 1500, Fort Lauderdale, Florida 33301.

 (6) Consists of 5,422,222 shares of common stock owned of record by Huizenga Investments Limited Partnership.

 (7) Consists of 11,663 shares of common stock owned of record by Mr. Gerard and options to purchase 583,333 shares of common stock granted to Mr. Gerard under the Century Employee's Stock Option Plan (the "Century Option Plan") which are exercisable within 60 days of March 25, 2002.

 (8) Consists of 9,034 shares of common stock owned of record by Mr. Burdick and options to purchase 105,000 shares of common stock granted under the Century Option Plan that are exercisable within 60 days of March 25, 2002.

 (9) Consists of 35,000 shares of common stock owned of record by Mr. DiMartino and options to purchase 105,000 shares of common stock granted under the Century Option Plan that are exercisable within 60 days of March 25, 2002.

(10) Consists of 7,500 shares of common stock owned of record by The Harve A. Ferrill Trust U/A 12/31/69 and options to purchase 105,000 shares of common stock granted under the Century Option Plan that are exercisable within 60 days of March 25, 2002.

(11) Consists of 55,555 shares of common stock owned of record by WeeZor I Limited Partnership, a limited partnership controlled by Mr. Rochon, and options to purchase 105,000 shares of common stock granted to Mr. Rochon under the Century Option Plan that are exercisable within 60 days of March 25, 2002.

(12) Consists of 179,100 shares of common stock owned of record by Mr. Gowland and options to purchase 219,400 shares of common stock granted under the Century Option Plan that are exercisable within 60 days of March 23, 2001.

(13) Consists of options to purchase 168,800 shares of common stock granted under the Century Option Plan that are exercisable within 60 days of March 25, 2002.

(14) Consists of 6,000 shares of common stock owned of record by Mr. Grove and options to purchase 75,000 shares of common stock granted under the Century Option Plan that are exercisable within 60 days of March 25, 2002.

(15) Consists of 53,644 shares of common stock owned of record by Mr. Miller, 60,000 shares of common stock owned of record by the Miller Family Partnership, and options to purchase 14,000 shares of common stock granted under the Century Option Plan that are exercisable within 60 days of March 25, 2002.

(16) Consists of 233,600 shares of common stock owned of record by Mr. O'Byrne and options to purchase 44,100 shares of common stock granted under the Century Option Plan held in Mr. O'Byrne's name and

     42,010 shares of common stock held by MRCP, L.C., a Missouri Limited Company in which Mr. O'Byrne has a 25% interest, all of which are exercisable within 60 days of March 25, 2002.

DIRECTORS' MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors conducted four regular meetings during 2001. Each director attended in person at least 75% of the aggregate of all meetings of the Board and Committees of the Board.

     Committees of the Board of Directors. The Board of Directors had an Audit Committee, a Compensation Committee, and an Executive Management Committee active during 2001. The following is a description of the committees of the Board of Directors:

     The members of the Audit Committee are Messrs. Burdick, Ferrill (Chairman) and Rochon. The Audit Committee conducted two regular meetings and four special telephonic meetings during 2001. The Audit Committee recommends the independent accountants appointed by the Board of Directors and reviews issues raised by the accountants as to the scope of their audit and their audit report, including questions and recommendations that arise relating to Century's internal accounting and auditing control procedures. The Audit Committee operates under a written Charter adopted by the Board of Directors, a copy of which was attached to the Proxy Statement for Century's 2001 Annual Meeting of Shareholders.

     The members of the Compensation Committee are Messrs. Ferrill, DeMartino (Chairman) and Rochon. The Compensation Committee conducted three regular meetings and one telephonic meeting during 2001. The Compensation Committee reviews and makes recommendations to the Board of Directors with respect to compensation of Century's executive officers, including salary, bonus and benefits. The Compensation Committee also administers Century's stock option plan.

     The members of the Executive Management Committee were Messrs. DeGroote, Gerard, Grisko and Grove. The Executive Management Committee approved two Unanimous Written Consents in Lieu of Meeting of The Executive Management Committee of Century Business Services, Inc. during 2001. The Executive Management Committee is empowered with the same authority as the full Board of Directors to take any action including the authorization of any transaction in the amount of $10 million or less. With respect to acquisition or divestiture of assets, consisting of entities of assets, the Committee has the power to execute and deliver documents in the name and on behalf of the Company, to issue shares of Common Stock of the Company and to take all actions necessary for the purpose of effecting acquisition of core assets or divestments of non-core assets, consisting of entities of assets, so long as all members of the Committee approve the transaction and the total consideration to be paid to or by the Company in connection with the acquisition or divestiture of the assets does not exceed $10 million. The Committee does not have the power or authority of the Board of Directors to approve or adopt or recommend to the shareholders any action or matter expressly required by the Delaware General Corporation Law to be submitted to shareholders for approval; adopt, amend or repeal any Bylaw of the Company; fill or approve Board or Board committee vacancies; declare or authorize the payment of dividends; fix compensation for service on the Board or any committee thereof; and elect executive officers of the Company.

DIRECTOR COMPENSATION

     Directors who are employees of Century are not paid any fees or additional compensation for service as members of the Board of Directors or any of its committees. Directors who are not employees of Century receive a $25,000 annual retainer fee, as well as a fee of $1,000 for each meeting of the Board of Directors attended. In addition, directors who are committee members receive a fee of $500 for each committee meeting attended. In addition, an annual award of 5,000 immediately exercisable stock options has been awarded to continuing non-employee directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee during 2001 and continuing through 2002 are Messrs. DiMartino (Chairman), Ferrill and Rochon. Neither of Messrs. DeMartino, Ferrill, or Rochon is or has been an officer or employee of Century. There are no compensation committee interlock relationships with respect to Century.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors monitors the compensation of the Chief Executive Officer of Century and the other officers named in the Summary Compensation Table. The Compensation Committee has furnished the following report on executive compensation in connection with the Annual Meeting.

  Compensation Philosophy

     As members of the Compensation Committee, it is our duty to administer the executive compensation program for Century. The Compensation Committee is responsible for establishing appropriate compensation goals for the executive officers of Century, evaluating the performance of such executive officers in meeting such goals and making recommendations to the Board of Directors with regard to executive compensation.

     Century's compensation philosophy is to ensure that executive compensation be directly linked to continuous improvements in corporate performance, achievement of specific operational, financial and strategic objectives and increases in stockholder value. The Compensation Committee regularly reviews the compensation packages of Century's executive officers, taking into account factors that it considers relevant, such as business conditions within and outside the industry, Century's financial performance, the market compensation for executives of similar background and experience and the performance of the executive officer under consideration. The particular elements of Century's compensation programs for executive officers are described below.

  Compensation Structure

     Mr. DeGroote, the Chairman of the Board, has continued to elect not to receive any compensation for his services provided to Century. Mr. DeGroote's substantial stock position in Century assures us of his close identification with the interests of Century's stockholders.

     With the exception of Mr. DeGroote, the executive base compensation for executive officers of Century is intended to be competitive with that paid in comparably sized, publicly held companies in the outsourced business services industry, taking into account the scope of the executive's responsibilities and internal relationships. The goals of the Compensation Committee in establishing Century's executive compensation program are:

          (1) to compensate fairly the executive officers of Century and its subsidiaries for their contributions to Century's short-term and long-term performance. The elements of Century's executive compensation program are
     (a) annual base salaries, (b) annual bonuses, if any, and (c) equity incentives; and

          (2) to allow Century to attract, motivate and retain the management personnel necessary to Century's success by providing an executive compensation program comparable to that offered by comparably sized companies in the outsourced business services industry.

     Individual base salaries are based on the scope of the executive's responsibilities, a subjective evaluation of the executive's performance, including the performance of the business for which such executive is responsible, the executive's ability to network, ability to influence, leadership potential and loyalty, and the length of time the executive has been in the position. In recruiting executives, the potential executive's salary in his or her current position is used as an immediate benchmark. Annual cash bonuses are based on the financial performance of Century and the executive's individual job performance. Century awards equity incentives to executives, typically in the form of stock options. Stock options are granted by the Compensation Committee based on the executive's individual job performance and to provide incentive to executives to maximize stock price appreciation, thereby aligning their interests with those of Century's stockholders.

  CEO Compensation

     Mr. Gerard has served as Chief Executive Officer of Century since October 12, 2000. In establishing Mr. Gerard's base salary and minimum bonus level, the Compensation Committee considered the factors discussed above, including the level of CEO compensation in other publicly owned and similar sized companies in comparable industries. Mr. Gerard's base salary and bonus were based on his success in achieving Century's significant reduction in debt, success in achieving office consolidations and cost controls, decline in operating expenses as a percentage of revenue, and drop in days sales outstanding. The Compensation Committee believes the additional stock option grant reflected Century's need to retain a talented senior executive with the background, experience and leadership skills to help Century continue to integrate its operations and pursue Century's focus on internal growth.

  Executive Compensation Deductibility

     Century intends that amounts paid pursuant to Century's compensation plans will generally be deductible compensation expenses. The Compensation Committee does not currently anticipate that the amount of compensation paid to executive officers will exceed the amounts specified as deductible pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

                      COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

                                           Joseph S. DiMartino, Chairman
                                                 Harve A. Ferrill
                                                 Richard C. Rochon

                         REPORT OF THE AUDIT COMMITTEE

     The Board of Directors maintains an Audit Committee comprised of three of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200
(a)(14).

     The Audit Committee oversees the Company's financial process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee received, reviewed, and adopted management's report assessing the Company's internal controls over financial reporting.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1.

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held six meetings during fiscal 2001. The Company incurred the following fees for services performed by KPMG LLP in fiscal 2001.

  Audit Fees

     Fees for the fiscal year 2001 audit and the review of Forms 10-Q are $547,500, of which an aggregate amount of $477,500 has been billed through December 31, 2001.

 Financial Information Systems Design and Implementation Fees

     KPMG Consulting, Inc. rendered services related to financial information systems design and implementation for fiscal year 2001. The firm's consulting practice has been engaged to perform non-audit services in conjunction with the implementation of Century's enterprise resource management system. Fees billed for these services were approximately $1,267,289, including out of pocket expenses, in March 2001 for services rendered in prior years. KPMG Consulting, Inc. was formerly the consulting unit of KPMG, LLP, until February 8, 2001. On that date KPMG Consulting, Inc. completed an initial public offering of its shares, and is no longer a part of KPMG LLP, our independent auditors.

  All Other Fees

     Audit-related fees of $140,776 were billed. Audit related fees consisted principally of an audit of the financial statements of the employee benefit plan, audit of business divested during the year, SAS 70 procedures, issuance of consents, and other audit-related services.

     Aggregate fees billed for all other services rendered by KPMG LLP for the year ended December 31, 2001 are $10,503, representing other non-audit fees related to tax compliance services.

     The Audit Committee discussed the recommendations of the Panel on Audit Effectiveness and reviewed the foregoing information in light of the factors identified by the Panel in order to determine the appropriateness of the services provided to Century by KPMG. The Audit Committee concluded that the services provided by KPMG were appropriate and compatible with maintaining the auditor's independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder approval, the reappointment of KPMG LLP as independent auditors.

                             AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                               Harve A. Ferrill, Chairman
                                                     Rick L. Burdick
                                                    Richard C. Rochon

                             EXECUTIVE COMPENSATION

     The following table provides a summary of compensation for the Chief Executive Officer during fiscal year 2001 and the four other most highly compensated officers who were serving as executives of Century on December 31, 2001. In addition, the table sets forth information with respect to one individual who was not serving Century in an executive officer capacity as of December 31, 2001.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                               COMPENSATION AWARDS
                                                                             -----------------------
                                       ANNUAL COMPENSATION                   SECURITIES   SECURITIES
           NAME AND                    --------------------   OTHER ANNUAL   UNDERLYING   UNDERLYING
      PRINCIPAL POSITION        YEAR    SALARY      BONUS     COMPENSATION    WARRANTS     OPTIONS
      ------------------        ----   --------   ---------   ------------   ----------   ----------
Steven L. Gerard                2001   500,000    250,000(1)     96,986(2)          0        250,000(3)
Chief Executive Officer         2000   109,971     150,000            0             0      1,000,000(4)
                                1999         0           0            0             0              0
Douglas Gowland                 2001   275,000           0       24,504(5)          0         40,000(6)
Sr. Vice President              2000   262,620           0       13,500(7)     32,000(8)      30,000(9)
                                1999   233,654           0       13,200(7)          0         17,000(10)
Jerome P. Grisko, Jr.           2001   350,000     100,000        5,858(7)          0        210,000(6)
President & COO                 2000   293,670      50,000        5,871(7)          0        100,000(11)
                                1999   240,654       9,600        5,497(7)          0         17,000(10)
Ware H. Grove                   2001   240,000     100,000        3,962(12)         0              0
Sr. Vice President and CFO      2000    13,692           0          342(12)         0         75,000(13)
                                1999         0           0            0             0              0
Leonard Miller                  2001   350,000     100,000        5,100(14)         0         70,000(6)
Sr. Vice President              2000   286,236           0        5,100(14)         0              0
                                1999   310,311           0            0             0              0
Robert D. O'Byrne               2001   250,000     100,000        7,310(15)         0        120,000(6)
Sr. Vice President              2000   254,220           0        5,100(14)         0         30,000(9)
                                1999   216,904           0        4,363(14)         0         24,000(10)

---------------

 (1) Mr. Gerard's contract specifies a bonus of at least $150,000 per year.

 (2) Includes payment for life insurance policy, commuting costs and automobile adjustments.

 (3) Bonus for 2001 performance. Consists of options that are exercisable on 01/01/2002 and remain exercisable for a six-year period from the date of the grant.

 (4) Consists of options that vest 33 1/3% annually beginning October 11, 2001, and remain exercisable for a six-year period from the date of the grant.

 (5) Includes payment for automobile adjustments, other incentives, and employer matching 402(K) contributions.

 (6) Consists of options that vest 20% annually beginning March 7, 2002, and remain exercisable for a six-year period from grant date.

 (7) Includes payment for automobile adjustments and employer matching 401(K) contributions.

 (8) Consists of expired warrants that were granted May 31, 1996, reinstated in 2000, and exercised May 26, 2000.

 (9) Consists of options that vest 20% annually beginning March 1, 2001, and remain exercisable for a six-year period from the date of the grant.

(10) Consists of options that vest 20% annually beginning January 4, 2000, and remain exercisable for a six-year period from the date of the grant.

(11) Consists of options that vested March 6, 2000, and remain exercisable for a six-year period from the date of the grant.

(12) Includes payment for automobile adjustments.

(13) Consists of 38,000 options exercisable as of December 12, 2000, and 37,000 options exercisable as of December 12, 2001, and remain exercisable for a six-year period from the grant date.

(14) Includes payment for employer matching 401(K) contributions.

(15) Includes payment for insurance premiums and employer matching 401(K) contributions.

  Employment Agreements

     Century is a party to employment agreements with Messrs. Gerard, Grisko and Grove. The employment agreements provide for annual base salaries of $500,000, $300,000, and $240,000, respectively. Mr. Gerard's contract was for an initial term of three years, with automatic annual one-year extensions beginning on the year 2002 anniversary of the execution of the agreement in the absence of termination. Base salary may be increased by the Board, and for each of years 2001, 2002, and 2003, the agreement provides for a bonus of at least $150,000, with bonus increases based upon achievement of performance goals established by the Compensation Committee. Pursuant to the contract, Century granted Mr. Gerard a nonqualified stock option to acquire 1,000,000 shares of common stock at the fair market value of the stock at the date of granting. The options vest in increments of 33 1/3% on each of the first, second and third anniversaries of the date of the grant. Other compensation includes an automobile allowance, participation in Century welfare, pension and incentive benefit plans, maintenance of a term life insurance policy, and reimbursement for travel and housing expenses.

     If the agreement is terminated by Century without cause or by Mr. Gerard for reasons such as a change of control of Century, Mr. Gerard is entitled to
(1) his base salary and vacation pay through the date of termination, (2) a cash payment equal to two times the sum of his then current base salary and average bonus paid in the three year period preceding the year of termination, (3) maintenance of a health and life insurance coverage, and (4) other amounts due through the date of termination. If the agreement is terminated by Century with cause or by Mr. Gerard without good reason, as defined by the contract, Mr. Gerard is entitled to (1) his base salary and vacation pay through the date of termination, and (2) other amounts due through the date of termination.

     The contract contains restrictive covenants that obligate Mr. Gerard to (1) maintain Century's confidential information, (2) return company information or other personal and intellectual property, (3) abide by a one-year noncompetition term, (4) honor a two-year employee nonsolicitation term, (5) comply with a one-year customer, investor, and client non-solicitation term, and (6) avoid disparagement of the company.

     Mr. Grisko's contract provides for a one-time bonus of $50,000, and an immediately vested, nonqualified stock option to acquire 75,000 shares of common stock at the fair market value of the stock at the date of granting. Other compensation includes all benefits generally available to senior level executives of Century, such as an automobile allowance, and participation in Century welfare, pension and incentive benefit plans.

     In addition, the contract provides for the payment of severance upon termination without cause (including termination resulting from a change of control), or upon a request by the Chairman of the Board that Mr. Grisko resign. Severance would include (1) a cash payment of two-times Mr. Grisko's base salary at the time of termination, (2) continued participation for two years in Century health and welfare benefit plans, (3) immediate vesting of, and ability to exercise, any unvested but previously granted stock options, and (4) receipt of title to any company vehicle then in use by Mr. Grisko.

     The contract contains restrictive covenants that obligate Mr. Grisko to (1) maintain Century's confidential information, (2) return company information or other personal and intellectual property, (3) abide by a two-year employee, customer, and supplier nonsolicitation and noninterference term, and (4) avoid disparagement of the company.

     Mr. Grove's contract provides for discretionary bonuses, and a nonqualified stock option to acquire 75,000 shares of common stock at the fair market value of the stock at the date of granting. The option to acquire 38,000 of the total vested immediately upon grant. The remaining options vest upon the first anniversary of the date of the grant. Other compensation includes all benefits generally available to senior level executives of Century, such as an automobile allowance, and participation in Century welfare, pension and incentive benefit plans.

     In addition, the contract provides for the payment of severance upon termination without cause, or upon voluntary termination due to a change of control. Severance would include (1) continued payment for a period of one year of Mr. Grove's base salary at the time of termination, and (2) continued participation for one year in Century health and welfare benefit plans.

     The contract contains restrictive covenants that obligate Mr. Grove to (1) maintain Century's confidential information, (2) return company information or other personal and intellectual property, (3) abide by a one-year non-compete, and one-year employee, customer, and supplier nonsolicitation and noninterference term, and (4) avoid disparagement of the company.

OPTIONS GRANTED DURING 2001

     The following table sets forth as to each of the named executive officers information with respect to option grants during 2001: (1) the number of shares of common stock underlying options granted, (2) the percentage that such options represent of all options granted to officers and employees during the year, (3) the exercise price, (4) the expiration date and (5) the potential realizable value of such options. It should be noted that the actual value of the options may be significantly different from the value shown in the assumptions, and the value actually realized, if any, will depend upon the excess of the market value of the common stock over the option exercise price at the time of exercise. Century granted no warrants to its executive officers during 2001.

                                   OPTION GRANTS DURING 2001               POTENTIAL REALIZABLE VALUE AT
                        ------------------------------------------------   ASSUMED ANNUAL RATES OF STOCK
                        NUMBER OF    % OF TOTAL                            PRICE APPRECIATION FOR OPTION
                        SECURITIES    OPTIONS                                           TERM
                        UNDERLYING    GRANTED     EXERCISE                 ------------------------------
                         OPTIONS     EMPLOYEES    PRICE PER   EXPIRATION   AT 5% ANNUAL    AT 10% ANNUAL
                         GRANTED      IN 2001       SHARE        DATE       GROWTH RATE     GROWTH RATE
                        ----------   ----------   ---------   ----------   -------------   --------------
Steven L. Gerard......   250,000(1)     7.31%       1.52      12/11/2007      129,236         293,193
Douglas Gowland.......    40,000        1.17%       1.53      03/07/2007       20,827          47,250
Jerome P. Grisko......   210,000        6.14%       1.53      03/07/2007      109,344         248,065
Ware H. Grove.........         0           0           0               0            0               0
Leonard Miller........    70,000        2.05%       1.53      03/07/2007       36,448          82,688
Robert D. O'Byrne.....   120,000        3.51%       1.53      03/07/2007       62,482         141,751

---------------

(1) Bonus for 2001 performance, exercisable on 01/01/2002.

OPTION EXERCISES AND VALUES FOR 2001

     The following table sets forth information as to each of the named executive officers with respect to option exercises during 2001 and the status of their options at December 31, 2001: (1) the number of shares of common stock acquired upon exercise of options during the year, (2) the aggregate dollar value realized upon the exercise of such options, (3) the total number of securities underlying exercisable and unexercisable options at

December 31, 2001 and (4) the aggregate dollar value of in-the-money exercisable and unexercisable options at December 31, 2001.

                    AGGREGATED OPTION EXERCISES DURING 2001
                     AND OPTION VALUES AT DECEMBER 31, 2001

                                                        NUMBER OF SECURITIES         VALUE OF UNEXERCISED(1)
                                                       UNDERLYING UNEXERCISED             IN-THE-MONEY
                       NO. OF SHARES                           OPTIONS                       OPTIONS
                       ACQUIRED UPON      VALUE         AT DECEMBER 31, 2001          AT DECEMBER 31, 2001
                        EXERCISE OF     REALIZED     ---------------------------   ---------------------------
        NAME              OPTION       ON EXERCISE   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
        ----           -------------   -----------   -----------   -------------   -----------   -------------
Steven L. Gerard.....        0              0          583,333        666,667        586,666        783,334
Douglas Gowland......        0              0          219,400         78,600              0         30,760
Jerome P. Grisko,
  Jr. ...............        0              0          136,800        240,200              0        161,490
Ware H. Grove........        0              0           75,000              0         78,750              0
Leonard Miller.......        0              0                0         70,000              0         53,830
Robert D. O'Byrne....        0              0           20,100        161,400              0         92,280

---------------

(1) In-the-Money calculation: NASDAQ closing price at 12/31/01 = $2.3000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following is a summary of certain agreements and transactions between or among Century and certain related parties. It is Century's policy to enter into transactions with related parties on terms that, on the whole, are no less favorable than those that would be available from unaffiliated parties. Based on Century's experience and the terms of its transactions with unaffiliated parties, it is the Board of Directors' belief that the transactions described below met these standards at the time of the transactions.

     A number of the businesses acquired since October 1996 are located in properties owned indirectly by and leased from persons employed by Century. In the aggregate, in 2001, Century paid approximately $1.5 million under such leases, which were at competitive market rates.

     Rick L. Burdick, a Director of Century, is a partner of Akin, Gump, Strauss, Hauer & Feld, L.L.P. (Akin, Gump.) Akin, Gump performed legal work for Century during 2001 for which the firm received $68,539.97 from Century.

     Century and/or its subsidiaries maintain joint-referral relationships and service agreements with licensed CPA firms under which Century subsidiaries provide administrative services (including office, bookkeeping, accounting, and other administrative services, preparing marketing and promotion materials, and leasing of administrative and professional staff) in exchange for a fee. Leonard Miller, a Senior Vice President, owned a 14.29% interest in an independent company maintaining an administrative services agreement with a Century subsidiary. Under the agreement, the independent company paid Century $2,438,026 to pay for costs related to the use of Century office space and facilities, and administrative and professional staff in the engagements of the independent company.

     Robert A. O'Byrne, a Senior Vice President, is indebted to Century in the amount of $325,000. Mr. O'Byrne also has an interest in a partnership that receives commissions from Century that are paid to certain eligible benefits and insurance producers in accordance with a formal program to provide benefits in the event of death, disability, retirement or other termination. The note and the program were both in existence at the time Century acquired the former company, of which Mr. O'Byrne was an owner.

     Century has divested several operations during 2001, in an effort to rationalize the business and sharpen the focus on non-strategic businesses. In accordance with this strategy, Century has sold and may sell in the future businesses to former employees or shareholders. Management believes these transactions were priced at market rates, competitively bid, and entered into at arm's length terms and conditions.

                  STOCKHOLDER RETURN PERFORMANCE PRESENTATION

     Set forth below is a performance graph comparing the cumulative total stockholder return on Century's common stock, based on its market price, with the cumulative total return of companies in the S&P 500 Index and a Peer Group. The graph assumes the reinvestment of dividends for the period beginning December 31, 1996 through the year ended December 31, 2001.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                     AMONG CENTURY BUSINESS SERVICES, INC.,
                      THE S&P 500 INDEX, AND A PEER GROUP+

                                                    CENTURY BUSINESS SERVICES, INC.            S&P 500
12/96                                                                       $   100            $   100
12/97                                                                        142.27             133.36
12/98                                                                        118.56             171.47
12/99                                                                         69.59             207.56
12/00                                                                          9.28             188.66
12/01                                                                         18.97             166.24

                                                           PEER GROUP
12/96                                                         $   100
12/97                                                          154.56
12/98                                                          187.82
12/99                                                             270
12/00                                                          292.22
12/01                                                          220.56

* $100 invested on 12/31/96 in stock or index-including reinvestment of dividends. Fiscal year ending December 31. Copyright (C) 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

+ Century's Peer Group includes American Express, answerthink.inc., Paychex,
  Brown & Brown, Ceridian, Arthur J. Gallagher, H & R Block and ProBusiness Services.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Century's officers and directors, and persons who own more than 10% of a registered class of Century's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish Century with copies of all Section 16(a) reports they file.

     Based solely on its review of copies of such reports that it has received, Century believes that during the period from January 1, 2001 to December 31, 2001, all Section 16(a) applicable filing requirements for its officers, directors and greater than 10% stockholders were complied with.

                             STOCKHOLDER PROPOSALS

     Any proposals of stockholders intended to be presented at the 2003 Annual Meeting of Stockholders must be received by Century for inclusion in the proxy statement and form of proxy relating to the meeting not later than December 1, 2002. It is suggested that proponents submit their proposals by certified mail, return receipt requested. Pursuant to Rule 14a-4(c)(1) under the Securities Exchange Act of 1934 if any stockholder proposal intended to be presented at the 2003 Annual Meeting without inclusion in our proxy statement for such meeting is received at our principal office after February 15, 2003, then a proxy will have the ability to confer discretionary authority to vote on such proposal. Detailed information for submitting resolutions will be provided upon written request to Century's Corporate Secretary at Century Business Services, Inc., 6480 Rockside Woods Blvd., South, Suite 330, Cleveland, Ohio 44131, Attention: Corporate Secretary. No stockholder proposals were received for inclusion in this proxy statement.

                            EXPENSES OF SOLICITATION

     Century will bear the expense of preparing and mailing the materials in connection with the solicitation of proxies, as well as the cost of solicitation. Firstar Bank, N.A. ("Firstar Bank") has been retained by Century to assist in the solicitation of proxies. For such services, Firstar Bank will be paid fees in the aggregate amount of approximately $5,000 plus reimbursement of out-of-pocket expenses. In addition, Century will reimburse brokers, nominees, banks and other stockholders of record for their expenses incurred in forwarding proxy materials to beneficial owners. Century expects that the solicitation of proxies will be primarily by mail, but directors, officers and employees of Century may solicit proxies by personal interview, telephone or telecopy. These persons will receive no additional compensation for such services.

     Century's Annual Report on Form 10-K for the year ended December 31, 2001, including financial statements and a Letter to Stockholders is being mailed to all stockholders entitled to vote at the Annual Meeting. The Annual Report does not constitute a part of the proxy solicitation material. CENTURY WILL MAIL ADDITIONAL COPIES OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, TO EACH STOCKHOLDER OR BENEFICIAL OWNER OF SHARES OF COMMON STOCK WITHOUT CHARGE UPON SUCH PERSON'S WRITTEN REQUEST TO THE INVESTOR RELATIONS DEPARTMENT AT CENTURY'S EXECUTIVE OFFICES AT 6480 ROCKSIDE WOODS BOULEVARD, SOUTH, SUITE 330, CLEVELAND, OHIO 44131.

                                 OTHER MATTERS

     Management does not intend to present any other items of business and knows of no other matters that will be brought before the Annual Meeting. However, if any additional matters are properly brought before the Annual Meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons named in such proxies.

     The accompanying form of proxy has been prepared at the direction of the Board of Directors and is sent to you at the request of the Board of Directors. The Board of Directors has designated the proxies named therein.

                                            By Order of the Board of Directors,

                                            /s/ Michael W. Gleespen

                                            Michael W. Gleespen, Corporate
                                            Secretary
Cleveland, Ohio
April 1, 2002

                                   APPENDIX A

                        CENTURY BUSINESS SERVICES, INC.

                           2002 STOCK INCENTIVE PLAN

INTRODUCTION

     The purpose of the Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers, employees, and/or directors and to provide the Company and its Subsidiaries and Affiliates with a stock plan providing incentives directly linked to the profitability of the Company's businesses and increases in Company shareholder value. This plan is an amendment and restatement, effective as of the Effective Date, of the Century Business Services, Inc., Amended and Restated 1996 Employee Stock Option Plan (the Prior Plan"). All grants or awards that were made under the Prior Plan prior to the Effective Date shall continue to be governed by the terms of the Prior Plan, except to the extent specific provisions of this Plan shall be expressly made applicable.

SECTION 1. DEFINITIONS

     For purposes of the Plan, the following terms are defined as set forth below:

     "Affiliate" means a corporation or other entity controlled by, controlling or under common control with the Company.

     "Appreciation Value" means, with respect to a Stock Appreciation Right, the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the exercise price of the Stock Appreciation Right, or in the case of a Tandem Stock Appreciation Right, the associated Option.

     "Award" means a Stock Option, Stock Appreciation Right, Performance Award, or other stock-based award under the Plan.

     "Award Cycle" means a period of one or more consecutive fiscal or other years or portions thereof designated by the Committee over which Performance Awards are to be earned.

     "Board" means the Board of Directors of the Company.

     "Cause" means, unless otherwise provided by the Committee, (1) "Cause" as defined in any Individual Agreement to which the awardee is a party, or (2) if there is no such Individual Agreement or if it does not define Cause: (A) conviction of the awardee for committing a felony under federal law or the law of the state in which such action occurred, (B) dishonesty in the course of fulfilling the awardee's employment duties, (C) willful and deliberate failure on the part of the awardee to perform his or her employment duties in any material respect, or (D) prior to a Change in Control, such other events as shall be determined by the Committee. The Committee shall, unless otherwise provided in an Individual Agreement with the awardee, have the sole discretion to determine whether "Cause" exists, and its determination shall be final.

     "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 10(b) and (c), respectively.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     "Commission" means the Securities and Exchange Commission or any successor agency.

     "Committee" means the Committee referred to in Section 2.

     "Common Stock" means common stock, par value $0.01 per share, of the Company.

     "Company" means Century Business Services, Inc., a Delaware corporation.

     "Covered Employee" means an awardee designated prior to the grant of a Performance Award by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which the Performance Award is expected to be taxable to such awardee.

     "Disability" means, unless otherwise provided by the Committee, "permanent and total disability" for purposes of Code Section 22(e)(3).

     "Early Retirement" means retirement from active employment with the Company, a Subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such employer.

     "EBITDA" means earnings before interest expense, income taxes, depreciation and amortization and gain or loss on sale of operations.

     "Effective Date" shall mean the Effective Date specified in Section 14 hereof.

     "Eligible Awardees" means officers, employees, directors (whether or not officers or employees), independent contractors and consultants of the Company or any of its Subsidiaries or Affiliates, and prospective employees (subject to applicable rules relating to grants of Incentive Stock Options) who have accepted offers of employment from the Company or its Subsidiaries or Affiliates, who are or will be responsible for or contribute to the management, growth or profitability of the business of the Company, or its Subsidiaries or Affiliates. Eligible independent contractors or consultants described above may be individuals or entities, including without limitation partnerships or corporations.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     "Fair Market Value" means, except as otherwise provided by the Committee, as of any given date, the average of the highest and lowest per-share sales prices for the shares during normal business hours on any national exchange listing the Company's Common Stock or on Nasdaq for the immediately preceding date, or if the shares were not traded on such national exchange on such date, then on the next preceding date on which such shares of Common Stock were traded, all as reported by such source as the Committee may select.

     "Incentive Stock Option" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of Section 422 of the Code.

     "Individual Agreement" means an employment or similar agreement between an awardee and the Company or one of its Subsidiaries or Affiliates.

     "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     "Normal Retirement" means retirement from active employment with the Company, a Subsidiary or Affiliate at or after age 65.

     "Qualified Performance-Based Award" means a Performance Award designated as such by the Committee at the time of award, based upon a determination that (i) the awardee is or may be a Covered Employee in the year in which the Company would expect to be able to claim a federal income tax deduction with respect to such Performance Award and (ii) the Committee intends that such Award qualify for the Section 162(m) Exemption.

     "Performance Goals" means the performance goals established by the Committee in connection with the grant of a Performance Award under Section 7 or other stock-based Awards under Section 9. In the case of Qualified Performance-Based Awards, (i) such goals shall be based on the attainment of specified levels of one or more of the following measures: earnings per share, sales, net profit after tax, gross profit, operating profit, cash generation, unit volume, return on equity, change in working capital, return on capital, shareholder return, economic value added, debt reduction or EBITDA, and (ii) such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

     "Performance Award" means an Award granted under Section 7.

     "Plan" means the Century Business Services, Inc. 2002 Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

     "Prior Plan" means the Century Business Services, Inc. Amended and Restated 1996 Employee Stock Option Plan, as in effect immediately prior to the Effective Date.

     "Retirement" means Normal or Early Retirement.

     "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under
Section 16(b) of the Exchange Act, as amended from time to time.

     "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

     "Stock Appreciation Right" means an Award granted under Section 6 and that consists of the right to receive an amount in cash, shares of Common Stock or both, equal to the Appreciation Value of a share of Common Stock.

     "Stock Option" means an Award that is granted under Section 5 and that consists of the right to purchase shares of Common Stock.

     "Subsidiary" means any corporation, partnership, joint venture or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.

     "Tandem Stock Appreciation Right" means a Stock Appreciation Right granted in conjunction with an Option.

     "Termination of Employment" means the termination of the awardee's employment with, or performance of services for, the Company and any of its Subsidiaries or Affiliates. An awardee employed by, or performing services for, a Subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the Subsidiary or Affiliate ceases to be such a Subsidiary or an Affiliate, as the case may be, and the awardee does not immediately thereafter become an employee of, or service-provider for, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 2. ADMINISTRATION

     The Plan shall be administered by the Compensation Committee or such other committee of the Board as the Board may from time to time designate (the "Committee"), which shall be composed of not less than three directors, and shall be appointed by and serve at the pleasure of the Board. All members of the Committee shall qualify as "outside directors" for purposes of the Section 162(m) Exemption and as "Non-Employee Directors," for purposes of Rule 16b-3.

     The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Awardees.

     Among other things, the Committee shall have the authority, subject to the terms of the Plan:

     (a) To select the Eligible Awardees to whom Awards may from time to time be granted;

     (b) To determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, and Performance Awards or any combination thereof are to be granted hereunder;

     (c) To determine the number of shares of Common Stock to be covered by an Award granted hereunder;

     (d) To determine the terms and conditions of any Award granted hereunder (including, but not limited to, the exercise price (subject to Section 5(a)), any vesting condition, restriction or limitation (which may be related to the performance of the awardee, the Company or any Subsidiary or Affiliate) and any vesting acceleration regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

     (e) To modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance Goals; provided, however, that the Committee may not adjust upwards the amount payable with respect to a Qualified Performance-Based Award or waive or alter the Performance Goals associated therewith or otherwise exercise discretion that is inconsistent with the requirements of the Section 162(m) Exemption in the case of Awards that are intended to rely on such exemption;

     (f) To determine to what extent and under what circumstances the issuance of Common Stock and the payment of other amounts payable with respect to an Award shall be deferred; and

     (g) To determine under what circumstances an Award may be settled in cash or Common Stock under Sections 5(j) and 6(b)(ii).

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

     The Committee may act only by a majority of its members then in office. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may delegate administrative responsibilities with respect to the Plan. Any determination made by the Committee with respect to any Award shall be made in the sole discretion of the Committee at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan awardees.

     Any authority granted to the Committee may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

SECTION 3. COMMON STOCK SUBJECT TO PLAN

     (a) Maximum Number of Shares. The maximum number of shares of Common Stock that may be issued to awardees and their beneficiaries under the Plan shall be 15,000,000, which number shall include those shares that are available for grants under the Prior Plan. No Eligible Awardee may be granted in any fiscal year of the Company Stock Options, Stock Appreciation Rights or any stock-based Awards under Section 9 hereof (excluding dividend equivalents), or any combination of such Awards, covering in excess of 1,000,000 shares of Common Stock. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

     (b) Certain Counting Rules. If any Award is forfeited, or if it terminates, expires, lapses without being exercised or is cashed out pursuant to Section 5(j) hereof or otherwise, or an Award is exercised for, or is settled with, cash, any shares of Common Stock subject to such Awards shall again be available for issuance in connection with Awards under the Plan. If the exercise price of any Stock Option granted under the Plan is satisfied by delivering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock issued net of the shares of Common Stock delivered or attested to shall be deemed delivered for purposes of determining the maximum numbers of shares of Common Stock available for delivery under the Plan. To the extent any shares of Common Stock subject to an Award are not delivered to an awardee because such shares are used to satisfy an applicable tax-withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

     (c) Changes in Capitalization. In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split or a corporate transaction, any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, and the maximum limitation upon Stock Options and Stock Appreciation Rights to be granted to any awardee, in the number, kind and exercise price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted exercise price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4. ELIGIBILITY

     Subject to any other restrictions set forth herein, Awards may be granted or awarded under the Plan only to Eligible Awardees.

SECTION 5. STOCK OPTIONS

     Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Nonqualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     The Committee shall have the authority to grant any optionee Incentive Stock Options, Nonqualified Stock Options or both types of Stock Options (in each case with or without Tandem Stock Appreciation Rights); provided, however, that grants hereunder are subject to the aggregate limit on grants to Eligible Awardees set forth in Section 3. Incentive Stock Options may be granted only to officers or other employees of the Company and its subsidiary or parent corporations (within the meaning of Section 424(e) and(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option on or subsequent to its grant date, it shall constitute a Nonqualified Stock Option.

     Stock Options shall be evidenced by written option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Nonqualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an Eligible Awardee to receive a grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such Eligible Awardee and specifies the terms and provisions of the Stock Option. The Company shall notify an Eligible Awardee of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Company to such optionee. Such agreement or agreements shall become effective as of the date of grant upon execution by the Company and the optionee.

     Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

     (a) Exercise Price. The exercise price per share of Common Stock shall not be less than the greater of the par value or the Fair Market Value of a share of the Common Stock on the date of grant.

     (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than six (6) years after the date the Stock Option is granted.

     (c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option vests or becomes exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

     (d) Method of Exercise. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

     Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment, in full or in part, may also be made in the form of unrestricted Common Stock (by delivery of such shares or by attestation) already owned by the optionee of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted and provided, further, that such already owned shares shall have been held by the optionee for at least six (6) months at the time of exercise or shall have been purchased on the open market.

     If approved by the Committee, payment in full or in part may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

     In addition, if approved by the Committee, payment in full or in part may also be made by instructing the Committee to withhold a number of such shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Stock Option. The Committee may also provide for Company loans to be made for purposes of the exercise of Stock Options, subject to all applicable margin requirements. Any such loan shall bear sufficient interest so as to preclude the imputing of interest for federal income tax purposes.

     No shares of Common Stock shall be issued until full payment therefor has been made. Except as otherwise provided in Section 5(l) below, an optionee shall have all of the rights of a stockholder of the Company holding the class and/or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), at such time as the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in
Section 13(a).

     If determined by the Committee at or, with respect to a Nonqualified Stock Option, subsequent to the date of grant of a Stock Option, in the event an optionee who has not incurred a Termination of Employment pays the exercise price of such Stock Option (in whole or in part) by delivering (or attesting to ownership of) shares of Common Stock previously owned by the optionee, such optionee shall automatically be granted a reload Stock Option (a "Reload Option") for the number of shares of Common Stock used to pay the exercise price and any applicable withholding amounts. Unless otherwise determined by the Committee, the Reload Option shall be subject to the same terms and conditions as the Option, except that each Reload Option shall be a Nonqualified Stock Option, have an exercise price equal to the Fair Market Value of the Common Stock on the date the Reload Option is granted, expire the same date as the expiration date of the Stock Option so exercised, and shall vest and become exercisable six (6) months following the date of grant of such Reload Option. Except to the extent otherwise required in order to meet the requirements of the
Section 162(m) Exemption, Reload Options shall not be treated as grants for purposes of the limitations set forth in the second sentence of Section 3 of the Plan.

     (e) Nontransferability of Stock Options. No Stock Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution; or (ii) in the case of a Nonqualified Stock Option, as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to a family member or members of the optionee, whether directly or indirectly or by means of a trust or partnership or otherwise. For purposes of this Plan, unless otherwise determined by the Committee, "family member" shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933 as amended, and any successor thereto. All Stock Options shall be exercisable, subject to the terms of this Plan, only by the optionee, the guardian or legal representative of the optionee, or any person to whom such option is transferred pursuant to this paragraph, it being understood that the term "holder" and "optionee" include such guardian, legal representative and other transferee.

     (f) Termination by Death. Unless otherwise determined by the Committee, if an optionee incurs a Termination of Employment by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, for a period of one (1) year (or such other period as the Committee may specify in the option agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

     (g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if an optionee incurs a Termination of Employment by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Termination of Employment, or on such accelerated basis as the Committee may determine, for a period of one (1) year (or such other period as the Committee may specify in the option agreement) from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

     (h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if an optionee incurs a Termination of Employment by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Committee may determine, for a period of two years (or such other period as the Committee may specify in the option agreement) from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such period any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of Termination of Employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

     (i) Other Terminations. Unless otherwise determined by the Committee: (A) if an optionee incurs a Termination of Employment for Cause, all Stock Options held by such optionee shall thereupon terminate upon such termination; and (B) if an optionee incurs a Termination of Employment for any reason other than death, Disability, Retirement or for Cause, any Stock Option held by such optionee, to extent it was then exercisable at the time of termination, or on such accelerated basis as the Committee may determine, may be exercised for the period of the earlier of three(3)months from the date of such Termination of Employment or the expiration of the stated term of such Stock Option; provided, however, that if the optionee dies within such three-month period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. Notwithstanding any other provision of this Plan to the contrary, in the event an optionee incurs a Termination of Employment other than for Cause during the 24-month period following a Change in Control, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for the shorter of (x) the longer of (i) one (1) year from such date of termination or (ii) such other period as may be provided in the Plan for such Termination of Employment or as the Committee may provide in the option agreement, or (y) expiration of the stated term of such Stock Option. If an Incentive Stock Option is exercised after the expiration of the post-termination exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

     (j) Cashing Out of Stock Option. On receipt of written notice of exercise, the Committee (but not the optionee) may elect to cash out all or part of the portion of the shares of Common Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock over the exercise price times the number of shares of Common Stock for which the Stock Option is being exercised on the effective date of such cash-out.

     (k) Change in Control Cash-Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), if the Committee shall determine at the time of grant or thereafter, an optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Common Stock being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within thirty (30) days of such election, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Stock Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 5(k) shall have been exercised.

          (l) Deferral of Option Shares. The Committee may from time to time establish procedures pursuant to which an optionee may elect to defer, until a time or times later than the exercise of an Option, receipt of all or a portion of the shares of Common Stock subject to such Option and/or to receive cash at such later time or times in lieu of such deferred shares, all on such terms and conditions as the Committee shall determine. If any such deferrals are permitted, then notwithstanding Section 5(d) above, an optionee who elects such deferral shall not have any rights as a stockholder with respect to such deferred shares unless and until shares are actually delivered to the optionee with respect thereto, except to the extent otherwise determined by the Committee.

SECTION 6. STOCK APPRECIATION RIGHTS

     (a) General. The Committee may in its discretion, either alone or in connection with the grant of an option, grant Stock Appreciation Rights in accordance with the Plan. The terms and conditions of Awards of Stock Appreciation Rights shall be evidenced by written agreements, the terms and provisions of which may differ.

     (b) Date of Grant. Stock Appreciation Rights not associated with an Option may be granted at any time. In the case of a Nonqualified Stock Option, Tandem Stock Appreciation Rights may be granted either at or after the time of grant thereof. In the case of an Incentive Stock Option, Tandem Stock Appreciation Rights may be granted only at the time of grant thereof. The grant of Stock Appreciation Rights shall occur on the date the Committee by resolution selects an Eligible Awardee to receive an Award thereof, determines the number of shares of Common Stock to be subject to such Award to be granted to such Eligible Awardee and specifies the terms and provisions of the Award. The Company shall notify an Eligible Awardee of any grant of Stock Appreciation Rights, and a written agreement or agreements shall be duly executed and delivered by the Company to such grantee. Such agreement or agreements shall become effective as of the date of grant upon execution by the Company and the grantee.

     (c) Method of Exercise. Stock Appreciation Rights shall be exercised by a grantee by surrendering the applicable portion of the Award or related Stock Option in accordance with procedures established by the Committee.

     (d) Tandem Stock Appreciation Rights.

          (i) Terms and Exercise. Tandem Stock Appreciation Rights shall have the same terms and conditions as the related option and shall be exercisable at such time or times and only to the extent that the related option is exercisable, and will not be transferable except to the extent the related Option may be transferable to permitted transferees in accordance with Section 5(e).

          (ii) Amount Payable. Upon the exercise of Tandem Stock Appreciation Rights, the grantee shall be entitled to receive an amount determined by multiplying (A) the Appreciation Value of a share of Common Stock, by (B) the number of Tandem Stock Appreciation Rights being exercised. The Committee has the right to determine the form of payment.

          (iii) Treatment of Related Option and Tandem Stock Appreciation Rights Upon Exercise. Upon the exercise of Tandem Stock Appreciation Rights, the related option shall be canceled to the extent of the number of Tandem Stock Appreciation Rights having been exercised (i.e., the number of shares of Common Stock available for purchase under the option shall be reduced by the number of Tandem Stock Appreciation Rights having been purchased). Upon the exercise of an option granted in connection with Tandem Stock Appreciation Rights, the number of Stock Appreciation Rights available for exercise shall be canceled to the extent of the number of shares of Common Stock as to which the option has been exercised or surrendered. Further, upon the exercise of Tandem Stock Appreciation Rights, the related option or part thereof to which such Tandem Stock Appreciation Rights are related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Common Stock to be issued under the Plan.

     (e) Stock Appreciation Rights Unrelated to an Option.

          (i) General. The Committee may grant to Eligible Awardees Stock Appreciation Rights unrelated to options. Such Stock Appreciation Rights shall contain such terms and conditions as to exercisability, vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than six (6) years. Upon exercise of Stock Appreciation Rights unrelated to an option, the grantee shall be entitled to receive an amount determined by multiplying (A) the Appreciation Value of a share of Common Stock, by (B) the number of Stock Appreciation Rights being exercised. The Committee has the right to determine the form of payment.

          (ii) Term. The term of each Award of Stock Appreciation Rights shall be fixed by the Committee, but no Award shall be exercisable more than six
     (6) years after the date the Award is granted.

          (iii) Exercise Price. The exercise price per Stock Appreciation Right shall not be less than the greater of the par value or the Fair Market Value of a share of the Common Stock on the date of grant.

          (iv) Nontransferability. No Stock Appreciation Right shall be transferable by the grantee other than (i) by will or by the laws of descent and distribution; or (ii) as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to a family member or members of the grantee, whether directly or indirectly or by means of a trust or partnership or otherwise. All Stock Appreciation Rights shall be exercisable, subject to the terms of this Plan, only by the grantee, the guardian or legal representative of the grantee, or any person to whom such Stock Appreciation Rights are transferred pursuant to this paragraph, it being understood that the term "holder" and "grantee" include such guardian, legal representative and other transferee.

          (v) Termination by Disability or Death. Unless otherwise determined by the Committee, if a grantee incurs a Termination of Employment by reason of Disability or death, any Stock Appreciation Rights held by such grantee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, for a period of one (1) year (or such other period as the Committee may specify in the option agreement) from the date of such Disability or death or until the expiration of the stated term of such Stock Appreciation Rights, whichever period is the shorter; provided, however, that if the Termination of Employment is by reason of Disability, and the grantee dies within such period, any unexercised Stock Appreciation Rights held by such grantee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which they were exercisable at the time of death for a period of one (1) year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (vi) Other Terminations. Unless otherwise determined by the Committee:
     (A) if a grantee incurs a Termination of Employment for Cause, all Stock Appreciation Rights held by such grantee shall thereupon terminate upon such termination; and (B) if a grantee incurs a Termination of Employment for any reason other than death, Disability, Retirement or for Cause, any Stock Appreciation Rights held by such grantee, to extent they were then exercisable at the time of termination, or on such accelerated basis as the Committee may determine, may be exercised for the period of the earlier of three (3) months from the date of such Termination of Employment or the expiration of the stated term of such Stock Appreciation Rights;

     provided, however, that if the grantee dies within such three-month period, any unexercised Stock Appreciation Rights held by such grantee shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which they were exercisable at the time of death for a period of one (1) year from the date of such death or until the expiration of the stated term of such Stock Appreciation Rights, whichever period is the shorter. Notwithstanding any other provision of this Plan to the contrary, in the event a grantee incurs a Termination of Employment other than for Cause during the 24-month period following a Change in Control, any Stock Appreciation Rights held by such grantee may thereafter be exercised by the grantee, to the extent they were exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for the shorter of (x) the longer of (i) one (1) year from such date of termination or (ii) such other period as may be provided in the Plan for such Termination of Employment or as the Committee may provide in the option agreement, or (y) expiration of the stated term of such Stock Appreciation Rights.

          (vii) Change in Control Cash-Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), if the Committee shall determine at the time of grant or thereafter, a grantee shall have the right, whether or not Stock Appreciation Rights are fully exercisable by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Appreciation Rights and to receive cash, within thirty (30) days of such election, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the exercise price per Stock Appreciation Right multiplied by the number of Stock Appreciation Rights granted under the Award as to which the right granted under this Section 6(c)(vii) shall have been exercised.

SECTION 7. PERFORMANCE AWARDS

     (a) Administration. Performance Awards may be awarded either alone or in addition to other Awards granted under the Plan. A Performance Award shall consist of the conditional right to receive shares of Common Stock, cash (including cash bonuses determined with or without reference to shares of Common Stock) or a combination of such shares and cash based upon the attainment of specified goals over the term of an Award Cycle. The Committee shall determine the Eligible Awardees to whom and the time or times at which Performance Awards shall be awarded, the amount of cash or the number of shares of Common Stock that may be paid or issued pursuant to Performance Awards awarded to any Eligible Awardee or any group of Eligible Awardees, the duration of the applicable Award Cycle and any other terms and conditions of the Award, in addition to those contained in Section 7(b). In the event Performance Awards consist of a conditional right to receive cash bonuses, such bonuses may be expressed as percentages of a bonus pool that is established in accordance with the requirements of the Section 162(m) Exemption.

     (b) Terms and Conditions. Performance Awards shall be subject to the following terms and conditions:

          (i) The Committee may, prior to or at the time of the grant, designate a Performance Award as a Qualified Performance-Based Award, in which event it shall condition the settlement thereof upon the attainment of one or more Performance Goals and shall otherwise structure the Award so as to qualify for the Section 162(m) Exemption. If the Committee does not designate a Performance Award as a Qualified Performance-Based Award, it may nevertheless condition the settlement thereof upon the attainment of one or more Performance Goals. Regardless of whether Performance Awards are Qualified Performance-Based Awards, the Committee may also condition the settlement thereof upon the continued service of the awardee. The provisions of such Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each awardee. Subject to the provisions of the Plan and the Performance Award Agreement referred to in Section 7(b)(v), Performance Awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Award Cycle. Over any period of five fiscal years of the Company the sum of any cash paid, and the Fair Market Value, as of the date of payment or issuance, of any shares of Common Stock paid or issued, to an awardee pursuant to Qualified Performance-Based Awards may not exceed ten percent (10%)of the reported EBITDA of the Company and its Affiliates for such five year period.

          (ii) Except to the extent otherwise provided in the applicable Performance Award Agreement (or other governing document) or Section 7(b)(iii) or 10(a)(iii), upon an awardee's Termination of Employment for any reason during the Award Cycle or before any applicable Performance Goals are satisfied, all rights to receive cash or stock in settlement of any Performance Awards shall be forfeited by the awardee; provided, however, that the Committee shall have the discretion to waive, in whole or in part, any or all remaining payment limitations (other than, in the case of Performance Awards that are Qualified Performance-Based Awards, satisfaction of the applicable Performance Goals unless the awardee's employment is terminated by reason of death or Disability) with respect to any or all of such awardee's Performance Awards.

          (iii) An awardee may elect to further defer receipt of cash or shares in settlement of a Performance Award for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee (the "Elective Deferral Period"). Subject to any exceptions adopted by the Committee, such election must generally be made prior to commencement of the applicable Award Cycle for the Performance Awards in question and, in the case of Qualified Performance-Based Awards, may not cause the Award to fail to qualify for the Section 162(m) Exemption.

          (iv) At the expiration of the applicable Award Cycle, the Committee shall evaluate the Company's performance in light of any Performance Goals and other conditions for a Performance Award, and shall determine the number of shares of Common Stock or the amount of cash or both, that has been earned by the awardee. The Company shall then cause to be delivered to the awardee the earned cash amount or the number of shares, as appropriate; provided, however, that any Performance Award that may be settled by the issuance of shares of Common Stock may, in the discretion of the Committee, be settled by the payment of cash equal to the Fair Market Value of such number of shares of Common Stock (subject to any deferral pursuant to Section 7(b)(iii)).

          (v) Each Award shall, unless otherwise documented by the Committee, be confirmed by, and be subject to, the terms of a written agreement (a "Performance Award Agreement").

SECTION 8. TAX OFFSET BONUSES

     At the time an Award is made hereunder or at any time thereafter, the Committee may grant to the Eligible Awardee receiving such Award the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the Award results in compensation income to the awardee, for the purpose of assisting the awardee to pay the resulting taxes, all as determined by the Committee and on such other terms and conditions as the Committee shall determine; provided, however, that no such payment pursuant to this Section shall be made to a Covered Employee to the extent such payment would preclude the compliance of an Award with the requirements of the Section 162(m) Exemption in the case of Awards that are Nonqualified Stock Options, Stock Appreciation Rights or Qualified Performance-Based Awards or are otherwise intended to rely on such exemption.

SECTION 9. OTHER STOCK-BASED AWARDS

     Awards not described in Sections 5, 6, 7 or 8 above that constitute grants or awards of Common Stock or other grants or awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including, without limitation, restricted shares of Common Stock, dividend equivalents and convertible debentures, may be granted either alone or in conjunction with other Awards granted under the Plan. The Committee may, in its sole discretion, prescribe such conditions or restrictions (including the attainment of Performance Goals and/or other restrictions designed to satisfy the Section 162(m) Exemption) for the vesting or settlement of any such other Awards described in this Section as it may deem advisable.

SECTION 10. CHANGE IN CONTROL PROVISIONS

     (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, the Committee may provide in the terms of any grant that in the event of a Change in Control:

          (i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant.

          (ii) All Performance Awards shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Awards shall be settled in cash as promptly as is practicable.

          (iii) The Committee may also make additional adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan's purposes.

     (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the occurrence of any of the following events:

          (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or
     (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company,
     (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (4) any acquisition pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection
     (iii) of this Section 10(b); or

          (ii) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board being hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 10(b), that any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

          (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 40% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on Nasdaq during the 60-day period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; provided, however, that in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

SECTION 11. TERM, AMENDMENT AND TERMINATION

     The Plan will terminate on the day before the tenth anniversary of the effective date of the Plan. Under the Plan, Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right, Performance Award or other stock-based Award theretofore granted without the optionee's or recipient's consent, except such an amendment made to comply with applicable law, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the requisite approval of the Company's stockholders if such amendment has the effect of changing the number of shares of Common Stock available for issuance under the Plan (other than changes or adjustments provided for in Section 3) or changing the identity of persons eligible to receive Awards or to the extent such approval is required by applicable law or stock exchange rules, including, without limitation, any law governing the Section 162(m) Exemption or the qualification of Incentive Stock Options under Section 422 of the Code.

     The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall cause a Qualified Performance-Based Award or any other Award intended to comply with the Section 162(m) Exemption to cease to qualify for such exemption or impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to comply with applicable law, stock exchange rules or accounting rules.

     Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

SECTION 12. UNFUNDED STATUS OF PLAN

     It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

SECTION 13. GENERAL PROVISIONS

     (a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

          (1) Listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

          (2) Any registration or other qualification of such shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

          (3) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

     (b) Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

     (c) The Plan shall not constitute a contract of employment, and adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any employee at any time.

     (d) No later than the date as of which an amount first becomes includible in the gross income of the recipient of an Award for federal income tax purposes with respect to any Award under the Plan, the awardee shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes (or other amounts) of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement; provided, that not more than the legally required minimum withholding may be settled with Common Stock. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the awardee. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

     (e) The Committee shall establish such procedures as it deems appropriate for an awardee to designate a beneficiary to whom any amounts payable in the event of the awardee's death are to be paid or by whom any rights of the awardee, after the awardee's death, may be exercised.

     (f) In the case of a grant of an Award to any employee of a Subsidiary of the Company, the Company may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled shall revert to the Company.

     (g) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

     (h) Except as otherwise provided in Section 5(e) or 6(b)(iii) or by the Committee, Awards under the Plan are not transferable except by will or by laws of descent and distribution.

     (i) In the event an Award is granted to an Eligible Awardee who is employed or providing services outside the United States and who is not compensated from a payroll maintained in the United States, the Committee may, in its sole discretion, modify the provisions of the Plan as they pertain to such individual to comply with applicable foreign law.

SECTION 14. EFFECTIVE DATE OF PLAN

     The Plan shall be effective as of the date it is adopted by the Board ("Effective Date") subject to the approval by the shareholders of the Company within twelve (12) months of the Effective Date. The foregoing notwithstanding, no issuance of shares or settlement of any Award or other payment of compensation under the Plan may occur until shareholder approval of the Plan.

SECTION 15. DIRECTOR STOCK OPTIONS

     (a) Each director of the Company who is not otherwise an employee of the Company or any of its Subsidiaries or Affiliates, shall (i) on the first day after his or her first election as a director of the Company automatically be granted 50,000 Nonqualified Stock Options to purchase Common Stock having an exercise price of 100% of Fair Market Value of the Common Stock on the date of grant of such Nonqualified Stock Option and (ii) thereafter, on the day after each Annual Meeting of Stockholders of the Company during such director's term (beginning with the Annual Meeting in 2003), be granted 5,000 Nonqualified Stock Options to purchase Common Stock having an exercise price of 100% of Fair Market Value of the Common Stock on the date of grant of such Nonqualified Stock Option.

     (b) An automatic director Stock Option shall be granted hereunder only if as of each date of grant the director (i) is not otherwise an employee of the Company or any of its Subsidiaries or Affiliates, (ii) has not been an employee of the Company or any of its Subsidiaries or Affiliates for any part of the preceding fiscal year, and (iii) has served on the Board continuously since the commencement of his or her term.

     (c) Each holder of a Stock Option granted pursuant to this Section 15 shall also have the rights specified in Section 5(k).

     (d) In the event that the number of shares of Common Stock available for future grant under the Plan is insufficient to make all automatic grants required to be made on such date, then all non-employee directors entitled to a grant on such date shall share ratably in the number of options on shares available for grant under the Plan.

     (e) Except as expressly provided in this Section 15, any Stock Option granted hereunder shall be subject to the terms and conditions of the Plan as if the grant were made pursuant to Section 5 hereof.

                         CENTURY BUSINESS SERVICES, INC.
                   6480 ROCKSIDE WOODS BLVD., SOUTH, SUITE 330
                              CLEVELAND, OHIO 44131

                  ANNUAL MEETING OF STOCKHOLDERS, MAY 17, 2002

     The undersigned stockholder of CENTURY BUSINESS SERVICES, INC. (the "Company") hereby appoints Michael G. DeGroote and Harve A. Ferrill, and either of them, with power of substitution and revocation, to represent and vote all the shares of Common Stock of the Company held of record by the undersigned at the 2002 Annual Meeting and any adjournment(s) as set forth below.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW. UNMARKED PROXIES WILL BE VOTED IN FAVOR OF EACH OF THE MATTERS LISTED BELOW. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (4). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

     The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated April 1, 2002 for the Annual Meeting of stockholders.

               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED


               CENTURY BUSINESS SERVICES, INC. 2002 ANNUAL MEETING



1. ELECTION OF DIRECTORS: 1. - Joseph S. DiMartino 2. -Richard C. Rochon           [ ] FOR all nominees      [ ] WITHHOLD AUTHORITY

                                                                                       listed to the             to vote for all
                                                                                       left (except as           nominees listed to
                                                                                       specified below).         the left.

(Instructions: To withhold authority to vote for any indicated nominee, write          |                                          |
the number(s) of the nominee(s) in the box provided to the right).                     |                                          |

2. Ratification of the appointment of KPMG LLP as independent accountants for          [ ] FOR       [ ] AGAINST      [ ] ABSTAIN
   fiscal year 2002.

3. Adoption of the Century Business Services, Inc. 2002 Stock Incentive Plan           [ ] FOR       [ ] AGAINST      [ ] ABSTAIN
   to supersede the 1996 Century Business Services, Inc. Amended and Restated Employee Stock Option Plan.

4. Upon such other business as may properly come before said meeting, or any           [ ] FOR       [ ] AGAINST      [ ] ABSTAIN
   adjournment thereof.

Check appropriate box                                  Date                                              No. OF SHARES
Indicate changes below:                                     ---------------
Address Change?         [ ]         Name Change? [ ]
                                                                                       |             |
                                                                                       |                                          |
                                                                                       |                                          |


                                                                                       Signature(s) in Box

                                                                                       Please sign EXACTLY as name appears on this
                                                                                       card. When shares are held by joint tenants,
                                                                                       both should sign. When signing as attorney,
                                                                                       executor, administrator, trustee, guardian
                                                                                       or corporate officer, please give full title.
